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                                                            Exhibit 23(b)

                                  ARTHUR
                                 ANDERSEN




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (Registration No. 333-14869) or our report dated November 10, 1995, which is included in UtiliCorp Inc.'s Form 8-K/A dated April 1, 1996, and to all references to our firm included in this registration statement.


                                        /s/  Arthur Andersen

Melbourne, Australia,
November 7, 1996